SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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MassMutual Select Funds
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MASSMUTUAL SELECT FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Select Strategic Bond Fund

MassMutual Select Strategic Balanced Fund

MassMutual Select Diversified Value Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Value Equity Fund

MassMutual Select Large Cap Value Fund

MassMutual Select Indexed Equity Fund

MassMutual Select Core Opportunities Fund

MassMutual Select Blue Chip Growth Fund

MassMutual Select Large Cap Growth Fund

MassMutual Select Growth Equity Fund

MassMutual Select Aggressive Growth Fund

MassMutual Select OTC 100 Fund

MassMutual Select Focused Value Fund

MassMutual Select Small Cap Value Equity Fund

MassMutual Select Small Company Value Fund

MassMutual Select Small Cap Core Equity Fund

MassMutual Select Mid Cap Growth Equity Fund

MassMutual Select Mid Cap Growth Equity II Fund

MassMutual Select Small Cap Growth Equity Fund

MassMutual Select Small Company Growth Fund

MassMutual Select Emerging Growth Fund

MassMutual Select Overseas Fund

MassMutual Select Destination Retirement Income Fund

MassMutual Select Destination Retirement 2010 Fund

MassMutual Select Destination Retirement 2020 Fund

MassMutual Select Destination Retirement 2030 Fund

MassMutual Select Destination Retirement 2040 Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

June 19, 2006

The Trustees of the Trust (the “Trustees”) are distributing this Information Statement in connection with the election of Trustees of the Trust. This Information Statement is being delivered to shareholders of record as of May 26, 2006 on or about June 19, 2006.

As required by federal securities laws, the Trust is distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (“MassMutual”) (in its capacity as the majority shareholder of the Trust, the “Majority Shareholder”). The Majority Shareholder anticipates electing the Trustees by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ELECTION OF TRUSTEES

The Board of Trustees is currently comprised of the following eight Trustees: Richard H. Ayers, Allan W. Blair, Mary E. Boland, Frederick C. Castellani, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. The Trust’s shareholders have previously elected all of the Trustees, with the exception of

Messrs. Blair and Hunter. Messrs. Blair and Hunter were selected by the Trust’s Nominating Committee and appointed as Trustees by the Board of Trustees effective as of November 3, 2003. Messrs. Blair and Hunter were each recommended by an Independent Trustee.

If elected, each Trustee of the Trust will serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

The following table provides information concerning the Nominees for election by shareholders, Trustees whose re-election is being sought and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Independent Trustees
Richard W. Greene Age: 70	Chairman and Trustee	Since 1996	Retired; Vice President for Investments and Treasurer (1998-2000), University of Rochester (private university).	47	Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard H. Ayers Age: 63	Trustee	Since 1996	Retired.	47	Director, Applera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Allan W. Blair Age: 57	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	47	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland Age: 66	Trustee	Since 1994	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan Flanagan and Cohen, P.C. (law firm), Springfield, MA.	47	Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 59	Trustee	Since 2003	Retired.	47	Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 63	Trustee	Since 1996	Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank).	85[2]	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Interested Trustees[4]
Robert E. Joyal Age: 61	Vice Chairman and Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	49[3]	Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006) Jefferies Group, Inc. (investment bank); Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Pemco Aviation Group, Inc.; Vice Chairman (since 2005), Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Frederick C. Castellani Age: 59	Trustee and President	Since 2001	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	77	Trustee (since 2001), MML Series Investment Fund (open-end investment company); Vice Chairman, Trustee and President (since 2006), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company); Vice Chairman, Trustee and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
Kristin Bushard Age: 39	Vice President	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	77
Michael A. Chong Age: 48	Vice President and Chief Compliance Officer	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	77
James S. Collins Age: 48	Chief Financial Officer and Treasurer	Since 2000	Vice President (since 1999), MassMutual.	77

David W. O’Leary Age: 45	Vice President	Since 2006	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	77
Eric H. Wietsma Age: 39	Vice President	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	77
John E. Deitelbaum Age: 37	Vice President, Secretary and Chief Legal Officer	Since 2006	Vice President and Associate General Counsel (since 2005), Second Vice President and Associate General Counsel (2000-2005), MassMutual.	77

[1]	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”).
[2]	This number includes Board II Oppenheimer Funds, an open-end investment company. It is deemed to be a part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of the Adviser.
[3]	This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital, an indirect subsidiary of the Adviser.
[4]	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Trustee Compensation.    The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $6,800 per quarter plus $3,600 per meeting attended in-person or $1,400 per meeting attended by telephone. Such Trustees who serve on the Audit Committee or the Contract Committee of the Trust are paid an additional fee of $1,400 per meeting attended. Such Trustees who serve on the Nominating Committee or the Governance Committee are paid an additional fee of $700 per meeting attended. The Chairperson of the Board of Trustees is paid an additional fee of $3,425 per quarter. The Chairperson of the Audit Committee is paid an additional fee of $1,400 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional fee of $700 annually. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2005 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees listed in the table also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard W. Greene Chairman and Trustee	$29,250	$0	$58,500
Robert E. Joyal Vice Chairman and Trustee	$0	$28,154	$56,139
Richard H. Ayers Trustee	$0	$28,372	$56,660
Allan W. Blair Trustee	$25,500	$0	$51,000
Mary E. Boland Trustee	$0	$38,425	$76,376
R. Alan Hunter, Jr. Trustee	$0	$28,447	$56,810
F. William Marshall, Jr. Trustee	$25,500	$0	$169,500

Mr. Castellani did not receive compensation.

Board Committees and Meetings.    The Board of Trustees had four regularly scheduled meetings in 2005 and one special meeting. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board of Trustees.

Nominating Committee.    The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during 2005. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as chairperson of the Board of Trustees and periodically reviews the compensation of the Trust’s independent trustees. The Nominating Committee Charter is attached as Appendix A to this Information Statement. The Charter of the Trust’s Nominating Committee is not currently available to shareholders via a website.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Hunter and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2005, the Audit Committee met twice.

Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2005. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

Governance Committee.    The Trust has a Governance Committee, whose members are Messrs. Blair, Castellani, Joyal and Marshall and Ms. Boland. The Governance Committee met twice during 2005. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

Investment Pricing Committee.    The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

Share Ownership of Trustees of the Trust.    As of December 31, 2005, the Trustees did not directly or beneficially own any shares of the Funds.

The following table sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Interested Trustees
Robert E. Joyal		None
Frederick C. Castellani		None

Independent Trustees
Richard W. Greene		None
Richard H. Ayers		None
Allan W. Blair	over $	100,000
Mary E. Boland		None
R. Alan Hunter, Jr.		None
F. William Marshall, Jr.		None

[1]	Securities valued as of December 31, 2005.

Except as noted below, to the knowledge of the Trust, as of December 31, 2005, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter or sponsoring insurance company of the Funds.

As of December 31, 2005, R. Alan Hunter, Jr. owned 1000 shares of common stock of Goldman Sachs, with a value of approximately $127,710. Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs, serves as the investment sub-adviser to the MassMutual Select Small Cap Core Equity Fund.

Shareholder Communications to the Trustees.    Shareholders may send communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

II. OTHER INFORMATION

Certain additional information regarding the Trust, the Funds, and the Meeting is presented below.

Adviser’s Address.    The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Sub-Administrator.    The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Funds. Investors Bank & Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Independent Registered Public Accounting Firm.    The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2004 and 2005 fiscal years, as well as the current fiscal year.

Deloitte & Touche provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

Audit Fees.    The aggregate Audit Fees billed by Deloitte & Touche for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended December 31, 2004 and 2005 are shown in the table below.

2005*	2004*
$569,500.00	$446,100.00

*	Aggregate amounts may reflect rounding.

Audit-Related Fees.    Audit-Related Fees are for assurance and related services by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. No such fees were billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2004 and 2005.

Tax Fees.    Tax Fees would include tax compliance, tax advice and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2004 and 2005 are shown in the table below.

2005*	2004*
$0.00	$81,600.00

*	Aggregate amounts may reflect rounding.

All Other Fees.    All other fees would include products and services provided by Deloitte & Touche other than the services reported under the prior three categories. No such fees were billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2004 and 2005.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ current Audit Committee.

Deloitte & Touche billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended December 31, 2004 and 2005 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

2005*	2004*
$516,952.00	$552,971.00

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence. No such services were rendered.

Annual and Semi-Annual Reports.    Each Fund’s annual report for the fiscal year ended December 31, 2005, and semi-annual report for the period ended June 30, 2005, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2005, or semi-annual period ended June 30, 2005, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares.    Appendix B to this Information Statement lists the total number of shares outstanding as of May 26, 2006 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

Ownership by Officers of the Trust.    As of December 31, 2005, the officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

MML Series Investment Fund

MassMutual Select Funds

NOMINATING COMMITTEE CHARTER

as adopted on May 2, 2005

This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating Committee (the “Committee”) of the Boards of Trustees of the MassMutual Select Funds and the MML Series Investment Fund (the “Funds”). The charter is reviewed and approved periodically by each Committee.

Purpose

The Committee has as its primary purposes: (i) the nomination of new Trustees, including the setting of any necessary standards or qualifications for service on the Board of Trustees; (ii) to consider initially and periodically thereafter as appropriate candidates from among the Independent Trustees to serve as Chairperson of the Board of Trustees and to make recommendations concerning the same to the full Board; (iii) the evaluation of the counsel to the Independent Trustees; and (iv) the review of the compensation of Trustees and the Chief Compliance Officer.

Operating Guidelines

The Boards of Trustees of the Funds shall appoint at least three members to serve on the Committee and shall also designate one Committee member to serve as Chair. All members of the Committee shall be “non-interested” Trustees, however, all Trustees shall have the right to participate in any meetings of the Committee and the Committee shall give due consideration to the opinions expressed by any non-Committee members. There will be no regular meetings of the Committee. Instead, meetings may be held as deemed appropriate by the Committee, or as called by the Chair.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

Notice.    Notice shall be given as provided for meetings of the full Board of Trustees of the Funds.

Quorum.    At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Action by Vote.    When a quorum is present at any meeting, a majority of Committee members may take any action.

Action by Writing.    Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

Presence Through Communications Equipment.    The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Minutes.    Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

A-1

Responsibilities

The responsibilities of the Committee include:

1)	The evaluation of the qualifications of Trustee candidates.

2)	The nomination of new Trustees.

3)	To consider initially and periodically thereafter as appropriate candidates from among the Independent Trustees to serve as Chairperson of the Board of Trustees and to make recommendations concerning the same to the full Board.

4)	The evaluation at least annually of the independence (under Rule O-1 of the Investment Company Act of 1940, as amended) and overall performance of counsel to the Independent Trustees.

5)	To review and make recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer as described more fully below.

Compensation Function

The Committee shall evaluate at least once every two years the level and structure of the compensation of the Independent Trustees. The Committee shall also evaluate at least once every year the level and structure of the compensation of the Trust’s Chief Compliance Officer. In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of trustees and senior compliance officers. The Committee shall consider whether special compensation should be accorded to any Independent Trustee who serves as a committee chair or co-chair, including such position with the Committee. Following its evaluation, the Committee shall convey to the Independent Trustees and the full Board its recommendations regarding compensation. The compensation of the Trust’s Chief Compliance Officer must be approved separately by majority vote of the Independent Trustees and may not be changed without their approval.

A-2

Appendix B

Shares Outstanding

For each of the Funds’ shares, the number of shares outstanding as of May 26, 2006 was as follows:

Number of Shares Outstanding
MassMutual Select Strategic Bond Fund	18,881,806.954
MassMutual Select Diversified Value Fund	32,235,697.491
MassMutual Select Fundamental Value Fund	90,341,611.815
MassMutual Select Value Equity Fund	9,052,834.638
MassMutual Select Large Cap Value Fund	127,392,776.387
MassMutual Select Indexed Equity Fund	166,139,382.826
MassMutual Select Core Opportunities Fund	1,120,615.260
MassMutual Select Blue Chip Growth Fund	41,531,018.491
MassMutual Select Large Cap Growth Fund	3,788,170.859
MassMutual Select Growth Equity Fund	108,744,625.148
MassMutual Select Aggressive Growth Fund	102,227,969.710
MassMutual Select OTC 100 Fund	13,234,627.343
MassMutual Select Focused Value Fund	52,132,096.740
MassMutual Select Small Cap Value Equity Fund	1,013,840.193
MassMutual Select Small Company Value Fund	46,729,296.197
MassMutual Select Small Cap Core Equity Fund	1,000,040.950
MassMutual Select Mid Cap Growth Equity Fund	19,421,285.277
MassMutual Select Mid Cap Growth Equity II Fund	90,469,835.930
MassMutual Select Small Cap Growth Equity Fund	39,460,021.559
MassMutual Select Small Company Growth Fund	16,884,470.507
MassMutual Select Emerging Growth Fund	20,919,138.743
MassMutual Select Overseas Fund	83,969,449.17
MassMutual Select Strategic Balanced Fund	20,510,586.213
MassMutual Select Destination Retirement Income Fund	25,157,227.27
MassMutual Select Destination Retirement 2010 Fund	13,193,120.756
MassMutual Select Destination Retirement 2020 Fund	44,482,931.076
MassMutual Select Destination Retirement 2030 Fund	29,979,619.970
MassMutual Select Destination Retirement 2040 Fund	17,886,890.404

Ownership of Shares

As of May 26, 2006, the Trustees and officers of the Trust did not own any shares of the Funds. As of May 26, 2006, Massachusetts Mutual Life Insurance Company owned of record the following percentages of each Fund, and therefore for certain purposes may be deemed to “control” the Funds, as that term is defined in the 1940 Act:

MassMutual Select Strategic Bond Fund	88.75
MassMutual Select Diversified Value Fund	90.78
MassMutual Select Fundamental Value Fund	93.61
MassMutual Select Value Equity Fund	96.01
MassMutual Select Large Cap Value Fund	91.98
MassMutual Select Indexed Equity Fund	88.60
MassMutual Select Core Opportunities Fund	99.69
MassMutual Select Blue Chip Growth Fund	98.83
MassMutual Select Large Cap Growth Fund	94.87

MassMutual Select Growth Equity Fund	97.21
MassMutual Select Aggressive Growth Fund	94.89
MassMutual Select OTC 100 Fund	95.80
MassMutual Select Focused Value Fund	93.46
MassMutual Select Small Cap Value Equity Fund	100.00
MassMutual Select Small Company Value Fund	87.95
MassMutual Select Small Cap Core Equity Fund	100.00
MassMutual Select Mid Cap Growth Equity Fund	97.99
MassMutual Select Mid Cap Growth Equity II Fund	85.37
MassMutual Select Small Cap Growth Equity Fund	94.66
MassMutual Select Small Company Growth Fund	93.55
MassMutual Select Emerging Growth Fund	99.79
MassMutual Select Overseas Fund	95.29
MassMutual Select Strategic Balanced Fund	86.55
MassMutual Select Destination Retirement Income Fund	50.64
MassMutual Select Destination Retirement 2010 Fund	70.66
MassMutual Select Destination Retirement 2020 Fund	81.23
MassMutual Select Destination Retirement 2030 Fund	83.00
MassMutual Select Destination Retirement 2040 Fund	77.87

As of May 26, 2006, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act:

MassMutual Select Indexed Equity Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class Z)	26.50
MassMutual Select Core Opportunities Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	92.12
MassMutual Select Large Cap Growth Fund
Jupiter & Co., c/o Investors Bank & Trust Co. (Class A)	32.20
MassMutual Select Aggressive Growth Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	27.86
MassMutual Select Emerging Growth Fund
MassMutual Select Destination Retirement 2030 Fund (Class S)	32.73
MassMutual Select Destination Retirement Income Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	83.11
MassMutual Select Destination Retirement Income Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	27.95
MassMutual Select Destination Retirement 2020 Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class S)	27.46
MassMutual Select Destination Retirement 2040 Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class S)	55.47
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	44.59

As of May 26, 2006, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed a principal holder of the Fund:

MassMutual Select Strategic Bond Fund
Jupiter & Co., c/o Investors Bank & Trust Co. (Class L)	6.10
Mitra and Co., FBO 98, 11270 W. Park Place (Class L)	7.34
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	12.87
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	18.02

MassMutual Select Diversified Value Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	10.53
Taynik & Co., c/o Investors Bank & Trust Co. (Class S)	5.00
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	18.94
MassMutual Select Fundamental Value Fund
Investors Bank and Trust Trustee FBO Board of Trustees Stationary (Class L)	5.34
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	7.87
MassMutual Select Destination Retirement 2040 Fund (Class S)	7.10
MassMutual Select Destination Retirement 2020 Fund (Class S)	9.54
MassMutual Select Destination Retirement 2030 Fund (Class S)	9.97
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	8.11
MassMutual Select Value Equity Fund
Jupiter & Co., c/o Investors Bank & Trust Co. (Class A)	6.87
Jupiter & Co., c/o Investors Bank & Trust Co. (Class Y)	6.77
MassMutual Select Large Cap Value Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	11.41
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	8.99
MassMutual Select Destination Retirement 2040 Fund (Class S)	5.84
MassMutual Select Destination Retirement 2030 Fund (Class S)	7.57
MassMutual Select Destination Retirement 2020 Fund (Class S)	7.84
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	10.49
MassMutual Select Indexed Equity Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	11.39
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	10.31
MassMutual Select Blue Chip Growth Fund
Jupiter & Co., c/o Investors Bank & Trust Co. (Class Y)	7.71
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	8.87
MassMutual Select Growth Equity Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	5.54
MassMutual Select Destination Retirement 2010 Fund (Class S)	5.37
MassMutual Select Destination Retirement Income Fund (Class S)	6.21
MassMutual Select Destination Retirement 2040 Fund (Class S)	11.45
MassMutual Select Destination Retirement 2020 Fund (Class S)	15.40
MassMutual Select Destination Retirement 2030 Fund (Class S)	16.09
MassMutual Select Aggressive Growth Fund
MassMutual Select Destination Retirement 2040 Fund (Class S)	12.59
MassMutual Select Destination Retirement 2020 Fund (Class S)	16.13
MassMutual Select Destination Retirement 2030 Fund (Class S)	17.50
MassMutual Select OTC 100 Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	6.28
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	5.69
MassMutual Select Focused Value Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	6.40
MassMutual Select Destination Retirement 2030 Fund (Class S)	5.03
MassMutual Select Destination Retirement 2020 Fund (Class S)	5.56
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	11.23
MassMutual Select Small Company Value Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	7.33
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	22.99
MassMutual Select Destination Retirement 2040 Fund (Class S)	5.20
MassMutual Select Destination Retirement 2030 Fund (Class S)	6.02
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	11.33

MassMutual Select Mid Cap Growth Equity Fund
Jupiter & Co., c/o Investors Bank & Trust Co. (Class Y)	5.59
MassMutual Select Mid Cap Growth Equity II Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	10.77
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	15.39
MassMutual Select Destination Retirement 2030 Fund (Class S)	6.01
Taynik & Co., c/o Investors Bank & Trust Co. (Class S)	6.51
MassMutual Select Destination Retirement 2020 Fund (Class S)	8.31
Investors Bank & Trust as Trustee FBO Greif Bros. Corporation Plans (Class Y)	5.17
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	11.74
MassMutual Select Small Cap Growth Equity Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	8.79
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	8.11
MassMutual Select Small Company Growth Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	5.95
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	11.33
MassMutual Select Emerging Growth Fund
MassMutual Select Destination Retirement 2040 Fund (Class S)	24.23
MassMutual Select Overseas Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	5.09
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	7.64
MassMutual Select Destination Retirement 2040 Fund (Class S)	8.79
MassMutual Select Destination Retirement 2020 Fund (Class S)	11.81
MassMutual Select Destination Retirement 2030 Fund (Class S)	12.34
MassMutual Select Strategic Balanced Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	18.64
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	22.08
MassMutual Select Destination Retirement 2010 Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	9.94
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	5.62
Taynik & Co., c/o Investors Bank & Trust Co. (Class S)	13.39
Investors Bank & Trust as Trustee FBO Greif Bros. Corporation 401(k) Plan (Class Y)	9.10
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	24.29
MassMutual Select Destination Retirement 2020 Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	18.24
Investors Bank & Trust as Trustee FBO Greif Bros. Corporation 401(k) Plan (Class Y)	5.79
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	21.31
MassMutual Select Destination Retirement 2030 Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	19.18
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	6.01
Taynik & Co., c/o Investors Bank & Trust Co. (Class S)	22.65
Taynik & Co., c/o Investors Bank & Trust Co. (Class Y)	21.12
MassMutual Select Destination Retirement 2040 Fund
Taynik & Co., c/o Investors Bank & Trust Co. (Class A)	19.75
Taynik & Co., c/o Investors Bank & Trust Co. (Class L)	5.71

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